                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the annual report of SpatiaLight, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert A. Olins, Acting Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to SpatiaLight and will be retained by SpatiaLight and furnished to the Securities and Exchange Commission or its staff upon request.

                                        /s/  ROBERT  A.  OLINS
                                        ------------------
                                        Robert  A.  Olins
                                        Acting Chief  Executive  Officer  and
                                        Principal  Financial  Officer
                                        SpatiaLight,  Inc.
                                        April 14,  2003